Exhibit 99.2

SUBORDINATION AGREEMENT

THIS SUBORDINATION AGREEMENT ("Agreement") is made as of the 21st day of September, 2005, by and among GREENFIELD COMMERCIAL CREDIT, L.L.C., a Michigan limited liability company ("Lender"), AHPC HOLDINGS, INC., a Maryland corporation and AMERICAN HEALTH PRODUCTS CORPORATION, a Texas corporation (collectively, "Borrower"), and William Thimes, as Collateral Agent for the creditors party to the Junior Indebtedness Documents ("Creditor").

RECITALS

A. As of the date hereof, Borrower is indebted to Creditor on the Junior Indebtedness (as defined below).

B. Borrower is now borrowing, or proposes from time to time to borrow, from Lender and Creditor has requested Lender to loan to Borrower, up to Five Million and 00/100 Dollars ($5,000,000.00), pursuant to a Second Amendment To Loan and Security Agreement between Borrower and Lender ("Loan Agreement"). All amounts owing to Lender under the Loan Agreement, as amended from time to time (including any amendment increasing the principal balance above $5,000,000.00) shall be referred to herein as the "Senior Indebtedness." The Senior Indebtedness is due on demand.

C. The Senior Indebtedness is secured by a security interest in all assets of Borrower (“Lender Security Interest”).

NOW THEREFORE, in consideration of the premises and for value received and as an inducement to Lender to extend credit and lend money to Borrower, it is jointly and severally agreed by the parties hereto as follows:

1. Any and all indebtedness of the Borrower to Creditor now existing or hereafter created (the "Junior Indebtedness"), and the payment thereof by the Borrower, shall be and is hereby postponed and subordinated to the prior payment and satisfaction in full of the Senior Indebtedness. As used in this Agreement, the term "indebtedness" shall mean any and all indebtedness, liabilities, and obligations of every kind, nature and description, owed to Creditor by the Borrower, whether direct or indirect, absolute or contingent, whether now due and owing, or which may hereafter, from time to time, be or become due and owing whether heretofore or hereafter created or arising, including all indebtedness evidenced by any promissory note or notes now or hereafter executed and delivered by the Borrower to such creditor and any and all renewals, extensions, modifications, notations, replacements or refinancings thereof, and including, without limitation, reasonable attorney fees, costs, and expenses incurred by such creditor in connection with the enforcement of this Agreement and any promissory note or notes referenced herein as well as any other obligations of the Borrower.

2. The Senior Indebtedness shall be indefeasibly paid in full and discharged before the Borrower may make or before Creditor may require any payment as to the Junior Indebtedness; provided, however, that Lender agrees that, except as otherwise prohibited in paragraphs 3 and 4 hereof, the Borrower may pay (but not prepay) to Creditor the required payments according to the terms of the Junior Indebtedness Documents (as defined below), copies of which are attached hereto as Exhibit A.

3. During the continuance of a Default (as defined in the Loan Agreement) resulting from the failure of the Borrower to pay, on a timely basis, any principal, interest or other charges under the Loan Agreement ("Payment Default"), no payments due under the Junior Indebtedness Documents shall be made for a period beginning on the date which notice is given by the Lender to Borrower and Creditor and ending on the date on which such Payment Default shall have been cured or waived in writing or shall have ceased to exist or such Senior Indebtedness shall have been discharged or paid in full in cash.

4. During the continuance of a Default, other than a Payment Default ("Covenant Default"), no payments due under the Junior Indebtedness Documents shall be made for a period ("Blockage Period') beginning on the date which notice ("Blockage Notice") is given by the Lender to Borrower and Creditor and ending on the earliest to occur of the following: (a) the date on which such Covenant Default shall have been cured or waived in writing or shall have ceased to exist; (b) 90 days have elapsed since the date such Blockage Notice was received; or (c) such Senior Indebtedness shall have been discharged or paid in full in cash. Further, (i) no single Covenant Default may serve as the basis for more than one Blockage Notice (other than a Covenant Default that has been cured or waived or otherwise ceased to exist for a period of 90 consecutive days); and (ii) no more than two (2) Blockage Periods shall commence within any period of 360 consecutive days. After the end of a Blockage Period, Borrower shall resume making any and all required payments in respect of the Junior Indebtedness including any missed payments (but only to the extent such payments are not otherwise prohibited under the terms hereof).

5. All security interests, if any, of any kind relating to the property of the Borrower now or in the future securing the Junior Indebtedness are and shall be subordinate and junior in right of priority to the Lender Security Interest. Creditor agrees that so long as the Senior Indebtedness is outstanding, Creditor shall have no right to receive casualty insurance proceeds or condemnation proceeds, nor shall it have any right to participate in or consent to the settlement of such proceeds, except, so long as Lender has not received written notice to the contrary from the Borrower, upon payment in full of the Senior Indebtedness, Lender will remit any excess casualty proceeds to Creditor. Creditor hereby authorizes Lender to file appropriate amendments to any UCC Financing Statement of record in favor of Creditor as a secured party to give record notice of the subordination of any security interest of Creditor as set forth in this Agreement.

6. In the event Creditor receives payment from the Borrower in violation of this Agreement, whether such payment is in cash or otherwise, Creditor shall be liable and accountable to Lender for such payment, shall be deemed to have received such payment for the use and benefit of Lender, shall not commingle such payment with any other funds and shall pay over and deliver such payment to Lender immediately upon receipt, to be applied upon the indebtedness of the Borrower to Lender if in cash, and if in form other than cash, then as the same is converted into cash.

7. This subordination by Creditor of the Junior Indebtedness and its security interests, if any, securing the Junior Indebtedness, shall survive and remain in full force and effect in the event of any administration of the property or affairs of the Borrower arising from any assignment for the benefit of creditors, bankruptcy, receivership, liquidation or other like proceeding. In the event the property or affairs of the Borrower are so administered, indebtedness of the Borrower to Lender shall include interest accrued subsequent to the date of the commencement of such administration until the Senior Indebtedness is indefeasibly paid in full.

8. This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time any payment to Lender is rescinded or returned by Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar office for the Borrower or any substantial part of its property, or otherwise, all as though such payment(s) had not been made. Creditor agrees to remit to Lender any payment(s) received by Creditor after said rescinded or returned payment is originally made by Lender.

9. Creditor shall not, for a period ending on the earliest to occur of: (a) 120 days after receipt by Lender of the occurrence of an Event of Default (as defined in the Junior Indebtedness Documents); (b) 120 days after any action by Lender to foreclose against the Collateral (as defined in the Loan Agreement) which does not involve the institution of legal proceedings; or (c) the institution of legal proceedings by Lender to foreclose against the Collateral (as defined in the Loan Agreement), the commencement of any insolvency or bankruptcy case or proceeding or any receivership, liquidation, reorganization, readjustment, composition or other similar case relating to the Borrower, any liquidation, dissolution, reorganization or winding up of the Borrower whether voluntary or involuntary or any assignment for the benefit of creditors or any other marshalling of the assets of the Borrower; without Lender's prior consent, (i) take any action to (y) obtain a judgment against Borrower or (z) foreclose or otherwise enforce its security interests against any assets of Borrower, (ii) commence or join with any other creditor or creditors of the Borrower in commencing any bankruptcy, reorganization, receivership or insolvency proceeding against the Borrower, (iii) exercise any other rights or remedies it may have under the Junior Indebtedness Documents (as defined below), the Uniform Commercial Code or any other applicable law with respect to any of the Borrower's assets or (iv) take or permit any action prejudicial to or inconsistent with Lender's priority position over Creditor that is created by this Agreement.

10. In the event the Borrower defaults on its obligations to Lender and, as a result, Lender undertakes to enforce the Lender Security Interest, Creditor agrees that it will not hinder, delay or otherwise prevent Lender from taking any and all action which Lender deems necessary to enforce the Lender Security Interest and to realize thereon.

11. Creditor and the Borrower represent to Lender that the Junior Indebtedness is evidenced by the promissory notes, a form of which is attached hereto as Exhibit A (the "Creditor Notes"). Creditor and the Borrower further represent to Lender that said Junior Indebtedness is not evidenced by any notes or negotiable instruments, other than the Creditor Notes. To the extent any Junior Indebtedness subordinated by this Agreement is hereafter evidenced by a note or negotiable instrument (also a "Creditor Note"), Creditor agrees to promptly, upon receipt, deliver a copy of same to Lender.

Creditor agrees to endorse all Creditor Notes substantially as follows:

"The indebtedness hereby evidenced has been subordinated in favor of Greenfield Commercial Credit, L.L.C. ("Lender") by Subordination Agreement dated September 21, 2005, to which reference is hereby made, to secure all indebtedness now or hereafter owing by AHPC Holdings, Inc. and American Health Products Corporation, to the Lender."

Creditor represents, warrants and covenants to Lender that:

(a) It has not relied and will not rely on any representations or information of any nature made by or received from Lender relating to the Borrower in deciding to execute this Agreement;

(b) As of the date hereof, the total amount of the Junior Indebtedness is $1,200,000.00;

(c) A true and correct description of each document evidencing the Junior Indebtedness, including the Creditor Note(s) and any security interests relating thereto, is listed on Exhibit A hereto, a true and accurate copy of each such document, including any amendments thereto, is attached to Exhibit A, and, as of the date hereof, no documents or agreement evidencing or otherwise relating to any Junior Indebtedness (the "Junior Indebtedness Documents") exist except as set forth on Exhibit A;

(d) Creditor is the lawful owner (or agent on behalf of the owners) of the Junior Indebtedness free and clear of all liens and encumbrances, and it has not subordinated, encumbered, assigned or transferred, and agrees that it will not subordinate, encumber, assign or transfer at any time while this Agreement remains in effect, any right, claim or interest of any kind in or to the Junior Indebtedness. Any subordination, assignment or transfer in violation of this subparagraph 13(d) shall be null and void; and

(e) Creditor has received all consents and approvals required in order for it to execute and deliver this Agreement.

12. Lender may at any time or times, in its discretion, (i) renew, extend or otherwise modify the rate of interest on, the time and/or terms of payment of, and/or any other of the terms and provisions relative to the Senior Indebtedness or any of the other provisions of the Loan Agreement, (ii) lend additional monies, extend additional credit and make other financial accommodations to or for the account of the Borrower, (iii) waive or release any collateral or guaranties which may be held as security for all or any part of the Senior Indebtedness, and/or (iv) renew, extend, modify, amend, supplement and/or restate any and all of Lender's agreements with the Borrower, including the Loan Agreement, in any manner, in each case, without the necessity of consent from Creditor and without impairing or affecting this Agreement or any of Lender's rights hereunder; provided, however, that no renewal, extension, modification, amendment or supplement of any of the Lender's agreements with the Borrower shall be permitted without the consent of Creditor if the effect of any of the foregoing shall result in (a) an increase (by funding, commitment, increase in advance rates or otherwise), in the maximum principal amount of the Senior Indebtedness; (b); or an increase in the interest rate in the Loan Agreement. The parties acknowledge that the Loan Agreement matures on the earlier of demand or the Maturity Date set forth therein. Creditor shall provide Lender with copies of any modifications or amendments to the Junior Indebtedness Documents promptly upon the execution thereof.

13. Creditor hereby waives any rights it has or may have in the future to require Lender to marshal its collateral, and agrees that Lender may, in addition to Lender's other rights hereunder, proceed against its collateral in any order that Lender deems appropriate in the exercise of its absolute discretion. Creditor also waives any right to be subrogated to the Senior Indebtedness unless and until the Senior Indebtedness is indefeasibly paid in full.

14. After the payment in full of all Senior Indebtedness, the rights of the holders of the Creditor Note(s) shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities made to the holders of the Senior Indebtedness to which the holders of the Creditor Note(s) would be entitled except for the provisions of this Agreement until the principal of, premium, if any, and interest on the Creditor Note(s) shall be paid in full in cash or cash equivalents. For purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which the holders of the Creditor Note(s) would be entitled except for the provisions of this Agreement, and no payments over pursuant to the provisions of this Agreement to the holders of Senior Indebtedness, by holders of the Creditor Note(s) shall, as among the Borrower, its creditors other than holders of Senior Indebtedness, and the holders of the Notes, be deemed to be a payment or distribution by the Borrower to or on account of the Senior Indebtedness.

15. Creditor agrees that it will not at any time directly or indirectly contest the validity, perfection, priority or enforceability of the Lender Security Interest, and hereby agrees not to hinder Lender or take a position adverse to Lender in the defense of any action contesting the validity, perfection, priority or enforceability of the Lender Security Interest. Creditor further agrees that the provisions of this Agreement shall remain in full force and effect notwithstanding a successful challenge to the validity, perfection, priority or enforceability of all or any of the Senior Indebtedness or the liens and security interests securing the Senior Indebtedness.

16. This Agreement and the subordinations, agreements and priorities set forth herein shall remain in full force and effect and Lender may make extensions of credit to the Borrower in reliance upon this Agreement, until the Senior Indebtedness has been indefeasibly paid in full, regardless of whether any party hereto in the future seeks to rescind, revoke, amend, terminate or reform, by litigation or otherwise, any part or all of this Agreement or any of such party's respective agreements with the Borrower; and, Lender may hereafter continue to grant to the Borrower renewals or extensions of time, and may otherwise proceed in its sole discretion in the enforcement of the Senior Indebtedness until all of said sums shall have been indefeasibly paid in full, without in any manner impairing, lessening, or invalidating the force and effect of this Agreement.

17. This Agreement shall be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

18. No delay, forbearance, or omission by Lender in the exercise of any right or power accruing to it upon any default in the performance hereof by the other parties hereto, shall impair any such right or power or shall be construed to be a waiver of any such default or acquiescence therein. This Agreement may be modified, and any of Lender's rights hereunder waived, only by an Agreement in writing signed by Lender.

19. Upon the request of Lender, the Borrower and Creditor shall execute and deliver such further documents and do such other acts as Lender may reasonably request in order to affect fully the purpose of this Agreement.

20. All notices, demands, instructions, and other communications required or permitted to be given to or made upon any party hereto shall be in writing at the following addresses:

If to Lender:                                                          Greenfield Commercial Credit, L.L.C.
                                                                                300 East Long Lake Road, Suite 180
                                                                                Bloomfield Hills, Michigan 48304

If to the Borrower:                                              80 Internationale Blvd Unit A
                                                                               Glendale Heights, IL 60139

If to Creditor:                                                      LaSalle St. Securities, LLC
                                                                               223 W. Lake St., Suite 300
                                                                               Chicago, IL 60606
                                                                               Attention: William Thimes

21. This Agreement may be executed in any number of counterparts. Each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one in the same agreement. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto. A facsimile signature shall be effective as an original signature.

22. This Agreement is intended by the parties as a final expression of their agreement and it is intended as a complete statement of the terms and conditions of their agreement.

23. The validity of this Agreement, its construction, interpretation and enforcement, and the rights of the parties hereto shall be determined under, governed by, construed in accordance with internal laws of the State of Michigan without regard to principles or conflicts of law.

LENDER:                                                                                               BORROWER:
GREENFIELD COMMERCIAL CREDIT, L.L.C.,                           AHPC HOLDINGS, INC.
a Michigan limited liability company                                                 a Maryland corporation
By: GCC Management, Inc.
Its: Manager

By:__________________________________                           By:_______________________________
      Edward P. Lewan                                                                                   Alan Zeffer
Its: Vice President                                                                                Its: President

AMERICAN HEALTH PRODUCTS
CORPORATION
a Texas corporation

By:________________________________
       Alan Zeffer
Its: President
CREDITOR:

____________________________,

By: William Thimes, as Collateral Agent

EXHIBIT A
TO
SUBORDINATION AGREEMENT
BETWEEN
GREENFIELD COMMERCIAL CREDIT L.L.C.,
AHPC HOLDINGS, INC.
AMERICAN HEALTH PRODUCTS CORPORATION
AND

JUNIOR INDEBTEDNESS DOCUMENTS

1. Security Agreement

2. Promissory Note

3.

[TRUE AND ACCURATE COPIES OF EACH OF THE ABOVE DOCUMENTS,
INCLUDING ANY AMENDMENTS, ARE ATTACHED HERETO]

A-1